UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): June 2, 2022
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2022, TransUnion (the “Company”) named Jennifer A. Williams as the Company’s Senior Vice President, Chief Accounting Officer, effective June 21, 2022 (the “Effective Date”). Ms. Williams will serve as the Company’s principal accounting officer in her capacity as Chief Accounting Officer, and Todd M. Cello, the Company’s Executive Vice President, Chief Financial Officer, who has been serving as principal accounting officer, will no longer serve in that role as of the Effective Date.
Ms. Williams, age 48, served as Chief Accounting Officer at Duly Health and Care from July 2021 to June 2022. Prior to that, Ms. Williams served as Vice President, Finance from March 2021 to June 2021, Vice President, Corporate Controller and Chief Accounting Officer from October 2017 to March 2021 and Vice President, Corporate Controller since September 2014, at CDK Global, Inc. (NASDAQ:CDK). Prior to joining CDK Global, Ms. Williams was the operational controller from February 2012 to August 2014, and the controller of the Military Systems and Supply Chain divisions from February 2009 to February 2012, for the Aviation business unit of General Electric. From February 2001 to February 2009, Ms. Williams held various controllership roles, including Assistant Controller, Corporate Accounting, at Delphi Corporation. From 1995 to 2001, she served in various roles of increasing responsibility in the Audit and Business Advisory Services Division of Arthur Andersen LLP. Ms. Williams has more than 25 years of finance and accounting experience.
Ms. Williams is a certified public accountant and holds a Master of Business Administration and a Bachelor of Arts in Professional Accounting from Michigan State University.
Ms. Williams will participate in the Company’s compensation programs upon terms commensurate with other executives at the level of Senior Vice President. There are no family relationships existing between Ms. Williams and any executive officer or director of TransUnion. Ms. Williams has no direct or indirect material interest in any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: June 7, 2022	By:	/s/ Heather J. Russell
	Name:	Heather J. Russell
	Title:	Executive Vice President, Chief Legal Officer